UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 10, 2014

ESP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52506	98-0440762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1003 South Hugh Wallis Road Suite G-1 Lafayette, Louisiana 70508 (Address of principal executive offices) (Zip Code)

(832) 342-9131

Registrant's telephone number, including area code

___________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01.   Changes in Registrant’s Certifying Accountant.

The Board of Directors of ESP Resources, Inc. (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”) as its independent registered public accounting firm on October 10, 2014. On October 13, 2014, the Board of Directors approved the engagement of Turner, Stone & Company, LLP (“Turner Stone”) as the Company’s independent registered public accounting firm, effective immediately.

During the years ended December 31, 2013 and December 31, 2012, and the subsequent interim period through October 17, 2014, the Company did not, nor did anyone on its behalf, consult with Turner Stone with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Turner Stone concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

MaloneBailey’s audit reports in connection with the Company’s financial statements for the years ended December 31, 2013 and 2012 were included in the Company’s Annual Report on Form 10-K, and other than the explanatory language included in the such reports related to the substantial doubt as to the Company’s ability to continue as a going concern due to recurring net losses and its working capital deficit, the audit report did not contain an adverse opinion or disclaimer opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2013 and December 31, 2012, and during the subsequent interim period through October 17, 2014, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject matter of the disagreement in their report.

The Company provided MaloneBailey a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”) and requested MaloneBailey to furnish the Company with a letter addressed to the Commission stating whether MaloneBailey agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of the MaloneBailey’s letter dated October 17, 2014 is attached as an exhibit to this Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

16.1         Letter dated October 17, 2014 from MaloneBailey, LLP addressed to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2014	ESP RESOURCES, INC.

	By:	/s/ David Dugas
David Dugas
Chief Executive Officer